UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report:  April 15, 2004
-------------------------------
(Date of earliest event reported)



     GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through
                          Certificates, Series 2004-C1
     ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                  333-71033-02               22-3442024
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



                      85 Broad Street, New York, N.Y. 10004
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               (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (212) 902-1000

Item 5.  Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates"). On April 15, 2004, GS Mortgage Securities Corporation II (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as master servicer, Allied Capital Corporation as special servicer, and Wells Fargo Bank, N.A., as trustee, of the Certificates, issued in twenty-one classes. The Class A-1, Class A-2, Class A-1A, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), with an aggregate principal balance as of April 1, 2004 (the "Cut-Off Date") of $826,459,000, were sold to Goldman, Sachs & Co. ("GS&Co."), Greenwich Capital Markets, Inc. ("Greenwich"), Banc of America Securities LLC ("BofA"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFSI") and Wachovia Capital Markets, LLC ("Wachovia" and, together with GS&Co., Greenwich, BofA and MLPFSI, the "Underwriters"), pursuant to an Underwriting Agreement, dated April 6, 2004, by and between the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2004, among the Company, Wachovia Bank, National Association, Allied Capital Corporation and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORPORATION II



                                   By: /s/ Leo Huang
                                       ----------------------------------
                                       Name: Leo Huang
                                       Title: Vice President




Date:  April 28, 2004

                                  Exhibit Index
                                  -------------



Item 601(a) of Regulation
     S-K Exhibit No.             Description
-------------------------        -----------
             4                   Pooling and Servicing
                                 Agreement, dated as of April 1,
                                 2004, among the Company,
                                 Wachovia Bank, National
                                 Association, Allied Capital
                                 Corporation and Wells Fargo
                                 Bank, N.A.